UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2015

ADTRAN, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24612	63-0918200
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

901 Explorer Boulevard, Huntsville, Alabama 35806-2807

(Address of principal executive offices, including zip code)

(256) 963-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 14, 2015, ADTRAN, Inc. (“ADTRAN”) appointed Roger D. Shannon, age 50, as Senior Vice President and Chief Financial Officer, effective immediately. Mr. Shannon will serve as ADTRAN’s principal financial officer and principal accounting officer. Michael Foliano, currently serving as Interim Chief Financial Officer, will continue in his role as Senior
Vice President – Global Operations.

Prior to joining ADTRAN, Mr. Shannon served as Chief Financial Officer for Steel Technologies LLC, a processor of flat-rolled steel, since 2006. Previously, Mr. Shannon served as the Assistant Treasurer and Director of Treasury at Brown-Forman Corporation from 1997 to 2006. Prior to that, Mr. Shannon held various other accounting and financial positions. Mr. Shannon obtained his Master of Business Administration from the University of Georgia, Terry Graduate School of Business and is a certified public accountant and a chartered financial analyst.

Mr. Shannon’s base salary will initially be $365,000 and his target annual cash incentive compensation will initially be $219,000 (of which, there is a 50% guaranteed floor for 2016, to be paid in the first quarter of 2017). Further, Mr. Shannon has been granted a performance restricted stock unit award with respect to 5,200 shares of ADTRAN’s common stock vesting over a three year period and will receive incentive stock options for 30,000 shares of the Company’s stock under the ADTRAN 2015 Employee Stock Incentive Plan. As an inducement to accept employment with ADTRAN, Mr. Shannon will receive a cash signing bonus of $220,000 and be eligible for reimbursement of relocation expenses, both of which are subject to repayment in the event of voluntary termination or termination for cause within the first 12 months of employment. Mr. Shannon will be an “at-will” employee of ADTRAN and will have no specified term as Chief Financial Officer. Mr. Shannon is eligible for health insurance and life and disability insurance and other customary employee benefits.

There are no family relationships between Mr. Shannon and any director or executive officer of ADTRAN, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of ADTRAN’s press release announcing such appointment is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated November 16, 2015

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on November 16, 2015.

ADTRAN, Inc. (Registrant)

By:	/s/ Roger D. Shannon
Roger D. Shannon Senior Vice President and Chief Financial Officer (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 16, 2015